Bank of America Merrill Lynch Banking and Financial Services Conference:
Josh Harris –Managing Partner
November 13, 2012
Not for distribution in whole or in part without the express consent of Apollo Global Management, LLC. It should not be assumed that investment made in the future will be profitable or will equal the performance of the investments in this document.
Exhibit 99.1

1 1 1 1
Forward Looking Statements and Other Important
Disclosures
This presentation may contain forward looking statements that are within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934.  These statements include, but are not limited to, discussions related to Apollo Global Management, LLC’s and its subsidiaries’
(collectively “Apollo”) expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2011 filed with the Securities and Exchange Commission (“SEC”) on March 9, 2012, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation in other SEC filings. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.
“Gross IRR” of a fund represents the cumulative investment-related cash flows for all of the investors in the fund on the basis of the actual timing of investment inflows and outflows (for unrealized investment assuming disposition of the respective “as of” dates referenced) aggregated on a gross basis quarterly, and the return is annualized and compounded before management fees, carried interest and certain other fund expenses (including interest incurred by the fund itself)
and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. “Net IRR” of a fund means the gross IRR applicable to all investors, including related parties which may not pay fees, net of management fees, organizational expenses, transaction costs, and certain other fund expenses (including interest incurred by the fund itself) and realized carried interest all offset to the extent of interest income, and measures returns based on amounts that, if distributed, would be paid to investors of the fund; to the extent that an Apollo private equity fund exceeds all requirements detailed within the applicable fund agreement, the estimated unrealized value is adjusted such that a percentage of up to 20.0% of the unrealized gain is allocated to the general partner, thereby reducing the balance attributable to fund investors.
This presentation is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product, service of
Apollo as well as any Apollo sponsored investment fund, whether an existing or contemplated fund (“Apollo Fund”), for which an offer can be made only by such fund's Confidential Private Placement Memorandum and in compliance with applicable law.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.

Apollo Global Management, LLC
Apollo Global Management, LLC is a leading
global alternative investment manager in
private equity, credit and real estate
Ticker (NYSE): APO
Market Capitalization
(1)
$5.5 billion
Total Assets Under Management
(2)
$110 billion
L12M Dividend Yield
(3)
9.5%
2013E PE Multiple
(4)
4.9x
AUM CAGR (2004 – 9/30/12) 34%
1. As of November 12, 2012.
2. As of September 30, 2012.
3. Based on closing price on November 12, 2012 and LTM dividends as of and for the period ended September 30, 2012.
4. Based on mean First Call estimate as of November 9, 2012.

3 Agenda 1. Overview of Apollo 2. Market Overview 3. Selected Opportunities Across Apollo’s Integrated Platform

Apollo’s Integrated Global Platform
Private Equity
$39bn
AUM
Credit (2)
$60bn
AUM
Principal Investment Businesses
(1)
Real Estate
$8bn
AUM
Los Angeles
New York
London
Singapore
Frankfurt
Luxembourg
Mumbai
Hong Kong
Houston
Firm Profile (1)
Founded:
1990
AUM:
$110 bn
Employees:
624
Inv. Prof.:
250
Global Footprint Investment Approach
Value-oriented
Contrarian
Opportunistic across
market cycles and capital
structures
Integrated platform across
asset classes and
geographies
Deep industry knowledge
1. As of September 30, 2012.
2. Includes three funds that are denominated in Euros and translated into U.S. dollars at an exchange rate of €1.00 to $1.29 as of September 30, 2012.

Apollo’s Total AUM Has Grown By More Than 10x Over the Last Decade
$495
$6,469
$7,971
$8,129
$2,483
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Sept 2012
Unallocated Strategic Account AUM Real Estate AUM Capital Markets AUM Private Equity AUM
1990-2002:
PE Only
Significant Growth and Diversification
($ in millions)
Apollo AUM CAGR: 34%
Total AUM: $110 bn
(1)
$8,163
$9,200
$9,765
$18,734
$20,186
$30,237
$29,094
$34,002
$38,799
$35,384
$38,983
$529
$1,557
$2,463
$4,392
$10,533
$15,108
$19,112
$22,283
$31,867
$60,107
1.
AUM as of September 30, 2012 includes the acquisitions of Stone Tower Capital LLC and its related management companies ($18bn of AUM) and Gulf Stream Asset Management. LLC ($3bn of AUM).

6
Secular Tailwinds Favor Alternatives

1. Source: Towers Watson Global Pension Assets Study 2012.
Portfolio Allocations to Alternatives Have
Quadrupled
Since 1995 (1)
49%
51%
41%
46%
37%
39%
5%
12%
20%
0%
10%
20%
30%
40%
50%
60%
1995 2003 2011E
Equities
Alternatives
Fixed Income / Cash
“Cash-strapped US Pension Funds Ditch
Stocks For Alternatives”
— Reuters (8/18/12)
“Alternatives Becoming Mainstream”
— Asset Allocation News (7/27/12)
“In Search of Diversification and Alpha,
Investors Seek Alts…”
— Asset International (6/19/12)
“Alts Poised to Gain Significant Market
Share…”
— Fundfire (5/7/12)

Consistent, Simple Strategy
Every strategy across our platform
is about one thing only:
“VALUE”
Note: As of September 30, 2012. Past performance is not indicative of future results.
(1) Apollo creation multiples may incorporate pro forma or other adjustments based on investment teams’ estimates and/or calculations. “Industry average” is based on S&P LCD data as of September 30, 2012.
Over the last decade we have created our investments at almost 2 turns below the industry average (1)

(2)
(3)
(5)
(5)
(1)
Long Track Record of Success in Private Equity
(1)
(4)
8
Apollo’s Private Equity Funds: 39% Gross & 25% Net IRR Since Inception
Note: Past performance is not indicative nor a guarantee of future results. See the last page for an “Important Note Regarding the Use of Index Comparisons.”  (1)  Data as of June 30, 2012. (2)  National Council of
Real Estate Investment Fiduciaries (“NCREIF”) as of June 30, 2012.  (3)  Cambridge Associates LLC U.S. Private Equity Index and Benchmark Statistics, June 30, 2012, the most recent data available.  Returns represent End-to-End Pooled Mean Net to Limited Partners (net of fees, expenses and carried interest) for all U.S. Private Equity.  (4) Cambridge Associates LLC U.S. Private Equity Index and Benchmark Statistics,
June 30, 2012, the most recent data available. Estimated Top Quartile PE numbers are calculated by taking the 5 year, 10 year and 20 year return metrics as described above and adding the average of the delta between Top Quartile IRRs and the Pooled Mean Net to Limited Partners for each vintage year in the selected timeframe.  (5)  Represents returns of all Apollo Private Equity funds since inception in 1990 through
September 30, 2012.

European
Principal Finance
Fund I
Structured Credit:
Structured Credit Recovery Fund I
(5)
Opportunistic:
Credit Strategies Fund
(2,3)
Net IRR Since Inception Annualized Net Return
Performing US Credit:
Credit Opportunity Funds I & II
(1)
Dedicated Europe:
AIE II
(6,8)
& EPF I
(7,8)
Subordinated Credit:
Apollo Investment Corporation (AINV)
(4)
Weighted Average Yield Net IRR
Note: Past performance is not indicative nor a guarantee of future results.  See second to last slide for a full listing of Apollo’s Credit Funds, which may have different or worse performance than the Funds illustrated on this slide.  See last slide for an “Important Note Regarding the Use of Indices in this Presentation.” (1)  Since inception of COF I & II in April 2008 through September 30, 2012. (2) Since inception in February 2011 through September 30, 2012 (note February 2011 was a partial month of performance).  (3) Track record was accumulated by the investment committee, of which two members are no longer at the firm as of June 30, 2012. (4) Weighted average yield as of September 30, 2012, excludes non-accrual and non-yielding equity investments. AINV annualized net NAV return of 4.83% since inception in 2004 through September 30, 2012. (5) Since inception in October 2008 through June 30, 2012. Fund is currently liquidating.  (6) Net IRR for Apollo Investment Europe II (“AIE II”) from inception in June 2008 through September 30, 2012. Prospective investors should be aware that AP Investment Europe Limited (“AIE I”), which was managed from inception through April 2009 by a portfolio manager who is no longer associated or affiliated with Apollo or AIE I, experienced significant losses. AIE I was formed on July 2, 2006 and was designed to invest in subordinated credit, employing the use of leverage in these investments. (7) Net IRR for European Principal Finance Fund, L.P. (EPF) from inception in 2007 through June 30, 2012. (8) Fund is denominated in Euros and translated into U.S. dollars at an exchange rate of €1.00 to $1.29 as of September 30, 2012.
Net IRR
27.2%
11.7%
6.4%
Credit
Opportunity
Fund I
Credit
Opportunity
Fund II
CS Leveraged
Loan Index
24.6%
14.7%
Structured Credit
Recovery Fund I
Merril Lynch High
Yield II Index
10.1%
8.0%
Credit Strategies Fund Merril Lynch High Yield
II Index
15.5%
5.0%
Apollo
Investment
Europe II
CS Western
European
Leveraged Loan
Index
11.9%
Apollo Investment Corporation (AINV)
EPF
11.2%
Strong Credit Performance Across Asset Classes

Significant Progress Since Our IPO
10 10
Increased total AUM by over 55%
from $70 billion to $110 billion
Raised $11.1 billion
of third party capital across the Apollo platform
Deployed $5.3 billion
of private equity capital
Distributed $2.01 per share
of cash to our shareholders
Acquired two alternative credit managers
(Stone Tower, Gulf Stream) with
approximately $21 billion of assets under management
Since its IPO in March, 2011, Apollo has continued to execute against its growth plan

Delivering Cash Distributions to Shareholders
Since the beginning of 2011, Apollo has distributed an average quarterly cash distribution of $0.29 per share
(1)
Industry-leading dividend yield of 9.5% versus 4.4% peer average
(2)
3
2
1
Average Cash Distribution
Comprises 3 Components
$0.14 from one-
time realizations
$0.08 from interest
and dividends
$0.07 regular
distribution
1.
Past performance is not indicative of future results.
2.
Based on LTM dividend yield for publicly traded alternative asset managers (BX, KKR, CG, OAK, OZM, FIG) whose yields range from 2.5% to 5.8% based on closing stock prices as of 11/9/12 and LTM dividends as of and for the quarter ended September 30, 2012.

Attractive Growth Strategies
12 12
Scale Existing Businesses
New Product Development
Geographic Expansion
Expand Distribution Channels
Strategic Acquisitions and Alliances
Apollo will continue to identify opportunities to leverage its existing platform and expand into areas with meaningful synergies with our core business

13 Agenda 1. Overview of Apollo 2. Market Overview 3. Selected Opportunities Across Apollo’s Integrated Platform

600
800
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2,400
2,600
2,800
3,000
3,200
Sep-05 Sep-06 Sep-07 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
NASDAQ S&P 500 DOW
(1) Source: Yahoo Finance. As of September 17, 2012.
(2) Source: Bloomberg. As of September 13, 2012.
Stock Markets are Close to All-Time Highs;
Levered Credit at All-Time Low Yields
High Yield Bond and Leveraged Loan Yields
NASDAQ, S&P 500 and Dow
5%
7%
9%
11%
13%
15%
17%
19%
21%
23%
Sep-05 Sep-06 Sep-07 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12
JPMHY CSLevLoan
Peak 10/9/07: 1,565.2
Peak 9/14/12: 3,184.0
Trough 3/9/09:
NASDAQ: 1,268.6
S&P: 676.5
Dow: 6,547.1
9/17/12: 1,461.2
Trough 9/13/12:
JPMHY: 6.55%; CSLevLoan: 6.00%
Peak 11/28/2008: 20.15%
Peak 12/31/2008: 20.27%
Peak 10/9/07: 14,164.5
9/17/12: 13,553.1
(2)
(1)

General Consensus Is That Growth Will Be Muted
United States Euro Area
Emerging Markets
Sources: Bloomberg and International Monetary Fund. As of November 9, 2012.
Developed economies continue to experience low growth rates, while growth in the emerging markets has softened
Forecast GDP
Forecast GDP
Global
Forecast GDP
Forecast GDP
2.7%
1.9%
-0.3%
-3.1%
2.4%
1.8%
2.1% 2.0%
-8%
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
2006 2007 2008 2009 2010 2011 2012 2013
3.2%
2.9%
0.4%
-4.4%
2.0%
1.4%
-0.5%
0.3%
-8%
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
2006 2007 2008 2009 2010 2011 2012 2013
-8%
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
2006 2007 2008 2009 2010 2011 2012 2013
Brazil Russia India China Developing Asia
4.0% 4.0%
1.5%
-2.4%
4.0%
2.9%
2.2%
2.6%
-8%
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
2006 2007 2008 2009 2010 2011 2012 2013

16 16 Significant Tail Risk Remains Bank deleveraging Fiscal cliff Geopolitical tension Europe in crisis Oil price volatility Slower growth in China

17 17
Source: JPMorgan.  FRB, BEA, ECB, Eurostat, BoE, UK Office for National Statistics, BoJ, Japan Cabinet Office.
Monetary Policy is Driving Global Recovery Efforts
U.S.
18%
U.K.
25%
Japan
32%
ECB
33%
• TARP
• QE1
• Fannie/Freddie
• AIG
• Bear Stearns
• EFSF / EU / IMF
Bailout
• LTRO
• TWIST
• MBS Reinvestment
Program
• QE3
• TWIST
Extension
• QE2
Key Monetary Policy Actions:
Global Governments Continue to Print Money to Stimulate Economies
5%
10%
15%
20%
25%
30%
35%
2007 2008 2009 2010 2011 2012

-150
-100
-50
0
50
100
150
Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12
(1) Source: Yahoo Finance. As of September 14, 2012.
(2) Source: Bloomberg. As of August 31, 2012.
Volatility Comes and Goes…
Citi U.S. Economic Surprise Index (2)
VIX (1)
European Sovereign Risk (2)
Spanish and Italian 10 Yr. Govt. Bond Yields Standard Deviation of Economic Surprises
Volatility of S&P 500
3%
4%
5%
6%
7%
8%
Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12
Spain Italy
10
20
30
40
50
60
Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12

Private Equity Valuations are Fully Priced
Private Equity Valuations Remain High Despite Underlying Uncertainty
7.7x
8.8x
8.9x
8.3x
7.0x
6.7x
7.0x
7.3x
7.9x
8.8x 8.8x
10.2x
9.8x
8.0x
8.8x
9.5x
9.0x
0x
2x
4x
6x
8x
10x
12x
LBO Purchase Price Multiples (1)
Transactions over $500 million
Average purchase price:
8.5x
Recent Transactions (2)
JDA Software Group 10.5x
Ancestry.com 11.2x
Apex Tool Group 7.1x
Samson 8.0x
EP Energy 5.6x
(1) Source: Standard & Poor’s LCD’s Leveraged Buyout Review – 3Q 12.
(2) Source: Preqin. Most recent buyout deals announced or closed with publicly available transaction multiples as of November 1, 2012 as well as Apollo estimates for Samson, EP Energy’s closest comparable transaction.

20 Agenda 1. Overview of Apollo 2. Market Overview 3. Selected Opportunities Across Apollo’s Integrated Platform

Apollo PE Fund VI Apollo PE Fund VII Apollo PE Fund V
Value-Oriented Philosophy
Vintage: 2001
Total Commitments: $3.7 bn
Apollo
Entry Multiple
Industry Entry
Multiple
Composition
Apollo
Entry Multiple (1) (3)
Industry Entry
Multiple
Composition
Apollo
Entry Multiple
Industry Entry
Multiple
Vintage: 2006
Total Commitments: $10.1 bn
Vintage: 2008
Total Commitments: $14.7 bn
(2)
(2)
(2)
Creation Multiple Creation Multiple Creation Multiple
Distressed
27%
Opportunistic
Buyouts
42%
Opportunistic
Buyouts
51%
Distressed
23%
Opportunistic
Buyouts
27%
Distressed
62%
Corporate
Carve-outs
11%
Corporate
Carve-outs
26%
Corporate
Carve-outs
31%
(1)
(1)
6.6x
7.7x
7.7x
9.6x
6.2x
9.0x
Note: As of September 30, 2012. Composition of pie charts is based on Total Invested Capital as per Apollo’s initial investment strategy at time of acquisition. Distressed investments include Credit and Distressed Buyouts. Past performance is not indicative of future results.
(1) Creation multiples may incorporate pro forma or other adjustments based on investment team’s estimates and/or calculations.
(2) Source: S&P LCD database.
(3) Where Fund VI invested in the equity and debt of a portfolio company, a capital weighted average creation multiple was used.

Composition

Longstanding Expertise in Distressed Investing
As of 9/30/12
$ in millions
# of
Companies
Total Capital
Invested
Total
Value MOIC
(2)
Gross
IRR
(2)
Apollo’s Distressed Investments Since Inception
Distressed Buyouts (obtained control) 14 $5,059 $14,149 2.8x 28.9%
Did Not Obtain Control 233 $5,954 $7,936 1.3x 73.2%
Total Distressed Investments 247 $11,013 $22,085 2.0x 49.1%
Apollo’s Distressed Investing Expertise
Distressed Investments Include : (3)
(1)
(1) Private Equity investment examples selected based on non-performance criteria. Information for Apollo’s distressed investment experience is provided to illustrate the Firm’s experience making distressed investments since the Firm’s inception.  While Apollo believes the performance represents all such distressed investments, there can be no assurance as to the validity of such methodology or determination. (2) Gross IRRs and MOIC are computed prior to management fees, incentive compensation, certain expenses and taxes, which, if given effect to, would reduce such returns and, in the aggregate, are expected to be substantial.  Gross IRRs are based on actual cash flows to and from the respective Apollo fund in accordance with the applicable provisions within the partnership agreement of the relevant Apollo fund, as well as the valuations for unrealized investments as of September 30, 2012. (3) Contains companies which are not currently held in any Apollo portfolio.  (4) Based on dollars invested in non-control and control positions acros all Apollo private equity funds where MOIC as of June 30, 2012 is <1.0x, exclusive of unrealized investments where we are actively accumulating positions.

Fund VII Fund VI Fund V
Apollo is a Market Leader in Corporate Carve-Outs
Apollo has a history of completing complex carve-outs from leading global corporations, which are designed to achieve mutual objectives for both parties
Creation
Multiple
Creation
Multiple
Creation
Multiple
5.2x
2.9x
5.6x
7.5x
6.7x
4.1x
8.4x
6.5x
7.1x
7.7x
5.0x
5.7x
7.6x
4.8x
Apollo Portfolio
Company
Parent
Company
Apollo Portfolio
Company
Parent
Company
Apollo Portfolio
Company
Parent
Company
Average Creation Multiple: 6.1x
(1)
Average Creation Multiple: 6.1x
(1)
6.7x
Note: Investment examples selected based on non-performance criteria. Investment examples are included as they are the “Carve-Outs” that Apollo has previously completed within its private equity Funds VII, VI and V. Past performance is not indicative of future results.  Listed companies are not representative of all companies recommended for advisory clients.  It should not be assumed investment in such companies was or will be profitable. It contains companies which are not currently held in any Apollo portfolio. There can be no guarantees that any similar investment opportunities will be available or pursued by Apollo in the future. Creation multiples may incorporate pro forma or other adjustments based on investment team’s estimates and/or calculations.
(1) Average creation multiple for investment examples in Funds V, VI, VII represents arithmetic mean. (2) The acquisition of Borden Chemical was a part of the formation of Momentive but not specifically a carve-out.

24 24
Opportunistic Buyouts: Physical Asset Acquisitions
Examples of Apollo’s
Physical Asset Acquisitions:
# of
Companies
Average
Purchase
Multiple
Total Capital
Invested
Average
Life
5 5.4x $2,186.2 1.4 yrs
Acquire physical assets at
discounts to financial
market prices
Lock-in value arbitrage through
hedging programs
Upside through operational
enhancements at asset level
Benefits of Physical Asset Acquisitions
Note: Examples represent all past investments in natural resources-related companies made by Apollo within its private equity funds V, VI and VII that are of the respective transaction type (i.e., corporate carve-outs, distressed investments, build-up and asset acquisitions) and includes companies which are not currently held in any Apollo portfolio. Apollo believes the categorization of each investment example to be accurate, but there can be no assurance as to the accuracy of such classifications nor the methodology with which Apollo made such categorization determinations.

Apollo’s Broad Credit Capabilities
(1)  As of September 30, 2012.
Performing US
Credit
Structured
Credit
Private
Credit
Opportunistic
Dedicated
Europe
Senior Loans
High Yield
Private Market
Debt
Asia Private Credit
Event Driven
Long/Short Credit
Distressed
Corporate Credit
Sub- & Non-
Performing Loans
CLOs
RMBS, CMBS, ABS
Multi-Asset
Longevity
Broad platform, adaptable to evolving market conditions and different risk tolerances
Corporate Credit
•$41.3 bn in AUM
(1)
•90 Inv. Professionals
•~900 credits
Structured Credit
•$18.8 bn in AUM
(1)
•45 Inv. Professionals
•~2,650 credits
Broad, Customized Managed Accounts

26 26 26
Apollo leverages its integrated platform to pursue opportunities that may be less traditional and have less competition as a result
–
Select examples include:
Residential Loans
NPLs
Credit Card
Receivables
Portfolio of 11,000 loans
secured by residential
properties in the U.K.
Average purchase price of
57% of par
Attractive seller financing
Target ~25% gross IRR
€2.4 billion portfolio of
European commercial real
estate loans
Purchase price of less than
€1 billion
Preferred return structure
mitigates downside risk
Target ~30% gross IRR
Irish credit card platform
of major U.S. bank with
250+ employees
Live portfolio with over
200,000 customer accounts
and €650 million of
receivables
Target ~20% gross IRR
Case Study: European Non-Performing & Performing Loans
The target return is based upon estimates and assumptions that a potential investment will yield a return equal or greater than the target.  There can be no assurance that Apollo's projections will be realized or that Apollo will be successful in finding investment opportunities that meet these anticipated return parameters.  Apollo’s estimate of potential return from a potential investment is not a guarantee as to the quality of the investment or a representation as to the adequacy of Apollo’s methodology for estimating returns.
The target return information is presented gross and does not reflect the effect of management fees, incentive compensation, certain expenses and taxes.

27

Appendix: Capital Markets’ Fund Summary
Apollo / Artus Investors 2007 – 1 2007
Apollo Asia Opportunity Fund 2007
Apollo Asia Private Credit Fund 2012
Apollo Credit Liquidity Fund 2007
Apollo Credit Opportunity Fund I 2008
Apollo Credit Opportunity Fund II 2008
Apollo Senior Loan Fund 2010
Apollo European Principal Finance 2007
Apollo Investment Corporation (NASDAQ: AINV) 2004
AP Investment Europe Limited
(1)
2006
Apollo Investment Europe II 2008
Apollo European Credit Fund 2011
Apollo Residential Mortgage, Inc. (NYSE: AMTG) 2011
Apollo Senior Floating Rate Fund Inc (NYSE: AFT) 2011
Apollo Strategic Value Fund 2006
Apollo Value Investment Fund 2003
Credit Fund
(2)
2005
Credit Strategies Fund
(2)
2011
Structured Credit Recovery Fund I 2008
Structured Credit Recovery Fund II 2012
Credit Solutions Fund 2011
ALM I 2010
ALM III 2010
ALM IV 2011
ALM V 2012
ALM VI 2012
Compass 2002 2002
Compass 2003
(1)
2003
Compass 2004 2004
Compass 2005-I 2005
Compass 2005-II 2006
Compass 2007 2007
Cornerstone CLO 2007
Granite Ventures I 2005
Granite Ventures II 2005
Granite Ventures III 2006
Neptune 2008
Rampart CLO 2006-I 2006
Rampart CLO 2007-I 2007
Rashinban 2006
Sextant 2006 2006
Sextant 2007 2007
Stone Tower CLO 2003
Stone Tower CLO II
(1)
2004
Stone Tower CLO III 2005
Stone Tower CLO IV 2006
Stone Tower CLO V 2006
Stone Tower CLO VI 2007
Stone Tower CLO VII 2007
It should not be assumed that future Capital Markets funds or CLOs will equal the performance of the funds and CLOs on this list, nor should it be assumed that the past performance of the funds and CLOs on this list are indicative or a guarantee of future performance of such funds and CLOs. Note that performance information is not being provided due to potential issues relating to Regulation FD with respect to Apollo Global Management (NYSE:APO).  (1) Fund is currently winding down. (2) Track record was accumulated by the investment committee, of which two members are no longer at the firm as of June 30, 2012.
Apollo Fund
Year of Inception

29 Risk Factors and Definitions